UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 19, 2015

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Air Lease Corporation (the “Company” or “ALC”) is filing this Current Report on Form 8-K in response to inquiries it has received about comments concerning the marketplace and values for certain used wide-body aircraft made by Delta Air Lines, Inc. (“Delta”) during the question and answer session of Delta’s recent earnings call.  Air Lease Corporation disagrees with those comments and will discuss its views on the aircraft marketplace during its upcoming earnings conference call on November 5, 2015 at 4:30 Eastern Time.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company’s expectations and beliefs regarding the used aircraft market.  Statements that are not historical facts are hereby identified as “forward-looking statements,” including any statements about the Company’s expectations of future events or performance. These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in such statements, including as a result of the following factors, among others: the Company’s inability to make acquisitions of, or lease, aircraft on favorable terms; impaired financial condition and liquidity of lessees; deterioration of economic conditions in the commercial aviation industry generally; increased maintenance, operating or other expenses or changes in the timing thereof; changes in the regulatory environment; potential natural disasters and terrorist; and the factors discussed under “Part I — Item 1A. Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other filings by the Company with the Securities and Exchange Commission.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION

Date: October 19, 2015

	By:	/s/ Carol Forsyte
Name: Carol Forsyte
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer